Supplement dated August 11, 2023, to the following Prospectuses dated May 1, 2023:

•  Variable Adjustable Life

•  Variable Adjustable Life-SD

•  Variable Adjustable Life Horizon

•  Variable Adjustable Life Summit

•  Variable Adjustable Life Survivor

•  Minnesota Life Variable Universal Life Account (MLIC VGUL, SFG COLI VGUL, PwC VGUL, Fidelity VGUL)

•  Securian Life Variable Universal Life Account (SLIC VGUL)

•  W&R Advisors Accumulator Variable Universal Life

•  W&R Advisors Retirement Builder Variable Annuity

•  W&R Advisors Retirement Builder II Variable Annuity

•  MultiOption® Variable Annuities (Single, Flexible)

•  MultiOption® Variable Annuity (UMOA/Megannuity)

•  MultiOption® Advisor Variable Annuity

•  MultiOption® Legend Variable Annuity

•  MultiOption® Extra Variable Annuity

•  MultiOption® Guide Variable Annuity

•  MultiOption® Advantage Variable Annuity

•  MultiOption® Achiever Variable Annuity

•  MultiOption® Classic Variable Annuity

•  MultiOption® Select Variable Annuity

•  MultiOption® Momentum Variable Annuity

•  Adjustable Income Annuity

•  Old Variable Fund D Variable Annuity

•  New Variable Fund D Variable Annuity

•  Accumulator Variable Universal Life

•  Premier Variable Universal Life

•  Variable Universal Life Defender®

•  Variable Universal Life Survivor - SVUL

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectuses.

F104278 08-2023

On August 9, 2023, Securian Financial Services, Inc. ("Securian Financial"), an affiliate of Minnesota Life Insurance Company ("Minnesota Life") and Securian Life Insurance Company ("Securian Life"), closed on the previously announced sale of its retail wealth management business to Cetera Financial Group, Inc. Upon the closing of the transaction, the substantial majority of registered representatives of Securian Financial, each of whom is also an insurance agent of Minnesota Life and/or Securian Life, became registered representatives of Cetera Advisor Networks LLC ("Cetera Advisor Networks"). As a result, all references in the above-referenced prospectuses to Securian Financial having "registered representatives" selling the above referenced variable life insurance policies and variable annuity contracts ("contracts") are no longer applicable as of the date of this supplement.

As of August 10, 2023, the contracts are not available for sale through Securian Financial registered representatives and are only available through other authorized broker-dealers, including Cetera Advisor Networks, through their registered representatives who are also insurance agents appointed by Minnesota Life and/or Securian Life, as applicable.

Each of such broker-dealers have entered into selling agreements with Securian Financial relating to the sale of the contracts. The commissions paid to such broker-dealers for the sale of the contracts is generally not expected to exceed, on a present value basis, the aggregate amount of commissions previously paid with respect to contract sales made by registered representatives of Securian Financial. Commissions for the sale of contracts by broker-dealers are paid directly to such broker-dealers by Minnesota Life and/or Securian Life, as applicable, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a contract is determined by his or her broker-dealer.

The sale of Securian Financial's retail wealth management business described in this supplement does not result in changes to your contract, including charges to the contract that are described in the applicable prospectus.

Securian Financial will remain the principal underwriter of the contracts described in this supplement but will no longer be a member of SIPC or a registered investment adviser with the Securities and Exchange Commission.

Please retain this supplement for future reference.